UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2005

SEALED AIR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Park 80 East Saddle Brook, New Jersey		07663-5291
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  201-791-7600

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

(1)           2005 Contingent Stock Plan of Sealed Air Corporation

On May 20, 2005, the stockholders of Sealed Air Corporation (the “Company”) approved the 2005 Contingent Stock Plan of Sealed Air Corporation (the “2005 CSP”) at the 2005 Annual Meeting.

The 2005 CSP provides for awards of equity-based compensation, including restricted stock, restricted stock units, performance share units and cash awards measured by share price, to executive officers and other key employees of the Company and its subsidiaries, as well as U.S.-based key consultants to the Company. The 2005 CSP is intended to provide an incentive to permit those officers, employees and consultants responsible for the Company’s growth to share directly in that growth, to motivate them by means of appropriate incentives to achieve the Company’s long-range goals, and to further the identity of their interests with those of the stockholders of the Company.

The 2005 CSP replaced the previous Contingent Stock Plan, which was adopted and approved by the stockholders in 1998 (the “1998 CSP”).  The 2005 CSP is the Company’s sole long-term equity compensation program for officers and employees.

The 2005 CSP is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K. The principal provisions of the 2005 CSP are summarized below:

Administration.  The 2005 CSP will be administered by the Organization and Compensation Committee (the “Compensation Committee”) of the Company’s Board of Directors, which comprises at least three non-employee directors, none of whom may receive any awards under the 2005 CSP. The Compensation Committee will select participants to receive awards and determine the time, types and sizes of awards to be granted and the terms and conditions of awards. The Compensation Committee may also condition awards under the 2005 CSP upon achievement of performance measures under any other plan adopted by the Company, including the Program as amended, described below.

Participants.  The Compensation Committee may grant awards other than performance share units to any officer, key employee or U.S.-based consultant of the Company or any of its direct or indirect subsidiaries in which the Company holds a significant interest. Performance share units may only be granted to officers or key employees.

Shares Available.  The 2005 CSP provides for the issuance of 2,500,000 shares of Common Stock, subject to adjustment by the Compensation Committee in the event of changes in corporate capitalization or corporate transactions. Shares of Common Stock that are reacquired by the Company or are never issued due to a forfeiture (described below) or are reacquired by the Company in satisfaction of tax withholding with respect to an award will again become available for awards under the 2005 CSP. Cash awards will not count against the total amount of Common Stock that may be issued under the 2005 CSP.

Awards.  The awards that may be granted under the 2005 CSP are described below:

Restricted Stock:  an award of shares of Common Stock that is subject to a risk of forfeiture during a vesting period of at least three years, as determined by the Compensation Committee. A participant receiving Restricted Stock would be the beneficial owner of such shares with the right to receive dividends and to vote the shares during the vesting period.

Restricted Stock Units:  an award of a right to receive shares of Common Stock at the end of a vesting period of at least three years, as determined by the Compensation Committee, and subject to a risk of forfeiture during the vesting period. The Compensation Committee may provide that Restricted Stock Units receive cash dividend equivalents payable in cash during the vesting period, but a participant holding Restricted Stock Units will not have the right to vote the shares covered by the award until the shares have been issued to the participant following the end of the vesting period.

Cash Award:  an award payable in cash measured by the value of a specific number of shares of Common Stock at the end of a vesting period of at least three years, as determined by the Compensation Committee, and subject to a risk of forfeiture during the vesting period. Cash Awards may not be made during any calendar year measured in the aggregate by more than 50,000 shares of Common Stock.

Performance Share Units:  an award subject to a vesting period of at least three years and to achievement of performance goals, as determined by the Compensation Committee, that provides for the right to receive a number of shares of Common Stock for each Performance Share Unit at the end of the vesting period and upon achievement of the performance goals. The number of shares of Common Stock that may be granted as Performance Share Units to a participant during any calendar year, aggregated with all other awards made to such participant under the 2005 CSP during the year, is two-tenths of 1% (0.2%) of the issued and outstanding shares of the Common Stock on January 1 of such calendar year.

A vesting period will end earlier than the period determined by the Compensation Committee at the time of an award in the event of a Change in Control as defined in the 2005 CSP or upon the death or disability of the participant. Neither an award nor any interest in an award can be sold, transferred, pledged or encumbered until the vesting period has ended without forfeiture of the award. Termination of a participant’s employment (or retention as a consultant, if applicable) during the vesting period will result in the forfeiture of the award unless the Compensation Committee affirmatively determines not to seek forfeiture of all or part of the award within 90 days following such termination.

Performance Measures.  The Compensation Committee may establish performance goals under the Program as amended to determine whether an award is granted. They may also establish performance goals under the 2005 CSP applicable to an award of Performance Share Units. Performance goals will be based on any one or more of the following performance measures:

growth in net sales; operating profit; net earnings; measures of cash flow; measures of expense control; EBIT; EBITDA; earnings per share; successful completion of strategic acquisitions, joint ventures or other transactions; measures of return on assets, return on invested capital or return on equity; shareholder value added (net operating profit after tax (NOPAT), excluding non-recurring items, less the Company’s cost of capital); and the ratio of net sales to net working capital, or any combination of the foregoing goals. Goals may be established on a corporate-wide basis or with respect to one or more business units, divisions or subsidiaries, and may be either in absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. For the purpose of determining whether a goal has been attained, the Compensation Committee may exclude the impact of charges, credits and related costs for restructurings, discontinued operations, extraordinary items, debt redemption or retirement, and the cumulative effects of accounting changes, each as defined by U.S. generally accepted accounting principles, and other unusual or non-recurring items as defined by the Compensation Committee when the goals are established. For awards of Performance Share Units that are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, the grant of the award and all other determinations related to the award by the Compensation Committee must comply with the applicable requirements of Section 162(m).

Other Information.  The Compensation Committee may amend or terminate the 2005 CSP, except that the Compensation Committee may not, without further approval of the stockholders, expand the number of shares available for issuance under the 2005 CSP or the classes of individuals eligible for awards under the 2005 CSP. In addition, if the Securities Exchange Act of 1934 or the rules of the New York Stock Exchange, Inc., require the Company to obtain approval of the stockholders for any amendment, then the Company will seek such approval.

The 2005 CSP has a term of ten years from May 20, 2005, although the 2005 CSP will terminate earlier if no shares of Common Stock remain available for awards under the 2005 CSP. Upon termination of the 2005 CSP, any awards then outstanding shall remain in effect in accordance with their terms.

(2)           Sealed Air Corporation Performance-Based Compensation Program As Amended

Also on May 20, 2005, the stockholders of the Company approved the Sealed Air Corporation Performance-Based Compensation Program as amended (the “Program”), effective for the 2005 fiscal year.

In 2000, the Board of Directors adopted and the stockholders approved the Performance-Based Compensation Program of Sealed Air Corporation in order to provide the Company’s executive officers with incentive compensation that meets the requirements of performance-based compensation under Section 162(m) of the Internal Revenue Code and thus is fully deductible for U.S. income tax purposes. In February 2005, the Compensation Committee approved amendments thereto, which were approved by the stockholders at the 2005 Annual Meeting.

The Program provides for cash awards in the form of annual cash bonuses and awards of Common Stock under the Company’s 2005 CSP, which was also approved by the stockholders at the 2005 Annual Meeting. Eligible employees under the Program are the Company’s Chief Executive Officer, the other four most highly compensated executive officers and other key employees selected by the Compensation Committee, which has been designated to establish and administer performance goals under the Program. A copy of the Program as amended is incorporated by reference as Exhibit 10.2 to this Current Report on Form 8-K.

Under the Program, the Compensation Committee designates the eligible employees for whom performance goals will be established for cash or stock awards (or both) and establishes performance goals for each such employee. Cash awards are based on a calendar year performance period, and if the pre-established goals are achieved, the eligible employee may be granted an annual cash bonus for such year in an amount up to the greater of 1% of the Company’s net earnings for such year or $1 million. Prior to the amendment, the Program provided for an annual cash bonus in an amount up to 1% of the Company’s net earnings for the applicable year. Stock awards in the form of awards under the 2005 CSP are based on a performance period that is set by the Compensation Committee. If the pre-established goals are achieved, an eligible employee may be granted awards under the 2005 CSP during the 12-month period following the end of the performance period in an amount up to two-tenths of 1% (0.2%) of the issued and outstanding shares of the Company’s Common Stock at the beginning of the 12-month period. Such awards, if granted, will be subject to the terms of the 2005 CSP, which are described above.

Performance-based awards under the Program require attainment of objective, pre-established goals based on one or more of the following criteria: growth in net sales, operating profit, net earnings, measures of cash flow, measures of expense control, EBIT, EBITDA, earnings per share, and successful completion of strategic acquisitions, joint ventures or other transactions. Under the amended Program, awards may also be based on the attainment of goals based on one or more of the following criteria: measures of return on assets, return on invested capital or return on equity, shareholder value added (net operating profit after tax (NOPAT), excluding non-recurring items, less the Company’s cost of capital), and the ratio of net sales to net working capital, or any combination of the foregoing goals. The amendment also clarifies that goals may be established on a corporate-wide basis or with respect to one or more business units, divisions or subsidiaries, and may be either in absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies and that, for the purpose of determining whether a goal has been attained, the Compensation Committee may exclude the impact of charges, credits and related costs for restructurings, discontinued operations, extraordinary items, debt redemption or retirement, and the cumulative effects of accounting changes, each as defined by U.S. generally accepted accounting principles, and other unusual or non-recurring items as defined by the Compensation Committee when it establishes the goals. The Compensation Committee must set these pre-established goals and award levels in writing during the first 90 days of the performance period (or during the first 25% of the performance period if the performance period is less than a year), provided that the outcome is substantially uncertain at the time the Compensation Committee establishes the goal.

The Company expects that the Compensation Committee will use its discretion regarding the frequency with which it will grant awards under the Company’s 2005 CSP and to approve cash bonuses below the maximum level permitted by the Program, even if performance goals have been met annually.

Item 1.02               Termination of a Material Definitive Agreement.

1998 Contingent Stock Plan

On May 20, 2005, the stockholders of the Company approved the 2005 Contingent Stock Plan of Sealed Air Corporation (as described in Item 1.01 above, the “2005 CSP”).  By its terms, the 2005 CSP replaced the previous Contingent Stock Plan, which was adopted and approved by the stockholders of the Company in 1998 (the “1998 CSP”).

The 1998 CSP provided for the grant to employees of awards to purchase shares of Common Stock during the succeeding 60-day period. The Compensation Committee had set the price to purchase the shares of Common Stock pursuant to the grants at $1.00 per share, subject to appropriate adjustments in the event of any stock dividend, split-up, recapitalization, merger, or other events affecting the Common Stock. Shares of Common Stock issued under the 1998 CSP are subject to an option in favor of the Company for three years after they are awarded, or such other period as may be determined by the Compensation Committee, to repurchase the shares upon payment of an amount equal to the issue price of the shares. This option is exercisable by the Company only upon the termination of an employee’s employment during the vesting period other than as a result of death or total disability. Shares of Common Stock issued pursuant to the 1998 CSP may not be sold, transferred or encumbered by the employee while the Company’s option to repurchase the shares remains in effect.  The option and restrictions on transfer terminate upon the occurrence of any of the events related to change of control of the Company specified in the plan. The 1998 CSP, as later amended, was incorporated by reference as Exhibit 10.10 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004.  The plan was further amended in 2004 to permit tax withholding attributable to vested awards to be paid by withholding a portion of the shares attributable to such awards.  A copy of such amendment was incorporated by reference as Exhibit 10.18 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

As of April 15, 2005, there were approximately 630,000 shares of Common Stock available for future grants under the 1998 CSP. Following the approval of the 2005 CSP by the stockholders, none of the shares otherwise available under the 1998 CSP remain available for grant. Awards under the 1998 CSP made prior to May 20, 2005 remain in effect under the terms of the 1998 CSP.

Item 9.01               Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit Number	Description

10.1	2005 Contingent Stock Plan of the Company. (Annex D to the Company’s Proxy Statement for the 2005 Annual Meeting of Stockholders is incorporated herein by reference.)

10.2	Performance-Based Compensation Program of the Company, as amended. (Annex E to the Company’s Proxy Statement for the 2005 Annual Meeting of Stockholders is incorporated herein by reference.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION
(Registrant)

By:

 /s/ Mary A. Coventry

Name:	Mary A. Coventry
Title:	Vice President

Dated: May 26, 2005

EXHIBIT INDEX

Exhibit Number	Description

10.1	2005 Contingent Stock Plan of the Company. (Annex D to the Company’s Proxy Statement for the 2005 Annual Meeting of Stockholders is incorporated herein by reference.)

10.2	Performance-Based Compensation Program of the Company, as amended. (Annex E to the Company’s Proxy Statement for the 2005 Annual Meeting of Stockholders is incorporated herein by reference.)